EXHIBIT A-1

FORM OF CLASS A CERTIFICATE

CLASS A-[__][__] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

October 1, 2004

First Distribution Date:

November 19, 2004

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[___________]

Class:

[___]-A-[____]

Assumed Final Distribution Date:

[___________]

DSLA Mortgage Loan Trust 2004-AR2,

DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Class A-[__][__]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT A-2

FORM OF CLASS X CERTIFICATE

CLASS X-[__] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[FOR THE X-1 CERTIFICATES ONLY: THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

Certificate No.:

[

]

Cut-Off Date:

October 1, 2004

First Distribution Date:

November 19, 2004

Initial Certificate Notional

Amount of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Notional Amount of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[___________]

Class:

X-[__]

Assumed Final Distribution Date:

[___________]

DSLA Mortgage Loan Trust 2004-AR2,

DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Class X-[__]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Notional Amount) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT B

FORM OF CLASS A-R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”) AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:

1

Cut-Off Date:

October 1, 2004

First Distribution Date:

November 19, 2004

Initial Certificate Principal

Balance of this Certificate:

$100

Original Class Certificate

Principal Balance of this

Class:

$100

Percentage Interest:

100%

Pass-Through Rate:

Net WAC

CUSIP:

[________________]

Class:

A-R

Assumed Final Distribution Date:

[____________]

DSLA Mortgage Loan Trust 2004-AR2

DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Class A-R

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office of the Certificate Registrar or the office or agency maintained by the Certificate Registrar.

No transfer of this Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”), nor a person acting for, or on behalf of, any such Plan, or (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of a Plan without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee and the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.  The Securities Administrator will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest in this Certificate in violation of the restrictions mentioned above.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.,
as Certificate Registrar

EXHIBIT C

FORM OF SUBORDINATE CERTIFICATE

CLASS B-[      ] CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Applicable to Book-Entry Certificates only; delete for Physical Certificates]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) (1) UNLESS SUCH TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR (2) UNLESS SUCH TRANSFER IS MADE TO AN ACCREDITED INVESTOR IN RELIANCE UPON RULE 501 (C)(1), (2), (3) OR (7) OF THE 1933 ACT (IN EACH CASE AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT AND, IF SO REQUIRED BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, STATING THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION (INCLUDING A DESCRIPTION OF THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR) FROM THE 1933 ACT OR STATING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR) OR (B) UNLESS THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR CERTIFYING TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR.]  [Applicable to Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates only; Delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates]

[IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE OBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates]

[THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (I) IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (II) IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, (A) SUCH HOLDER IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER, (B) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, SUCH HOLDER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE HOLDER WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates]

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[

]

Cut-Off Date:

October 1, 2004

First Distribution Date:

November 19, 2004

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[________________]

Class:

B-[    ]

Assumed Final Distribution Date:

[_____________]

DSLA Mortgage Loan Trust 2004-AR2,

DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Class B-[      ]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that [CEDE & CO.] [Applicable to Book-Entry Certificates only] [_________________________] [Applicable to Physical Certificates only] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT D

CLASS [Y][C] CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) UNLESS SUCH TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) (AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT AND, IF SO REQUIRED BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, STATING THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION (INCLUDING A DESCRIPTION OF THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR) FROM THE 1933 ACT OR STATING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR) OR (B) UNLESS THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR CERTIFYING TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE WILL NOT CONSTITUTE AN INTEREST IN ANY “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE SHALL NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN TO EFFECT THE TRANSFER.

THIS CERTIFICATE IS LIMITED IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[

]

Cut-Off Date:

October 1, 2004

First Distribution Date:

November 19, 2004

Percentage Interest

:

100%

Assumed Final Distribution Date:

[____________]

DSLA Mortgage Loan Trust 2004-AR2,

DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Class [Y][C]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that [_________________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2004 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October ___, 2004

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT E

FORM OF REVERSE OF THE CERTIFICATES

DSLA MORTGAGE LOAN TRUST 2004-AR2

DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Reverse Certificate

This Certificate is one of a duly authorized issue of Certificates designated as DSLA Mortgage Loan Trust 2004-AR2, DSLA Mortgage Pass-Through Certificates, Series 2004-AR2 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Securities Administrator nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

Pursuant to the terms of the Agreement, distributions will be made on the 19th day of each month, or if the 19th day is not a Business Day, then on the next succeeding Business Day (the “Distribution Date”), commencing on the Distribution Date in November 2004, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Seller, the Trustee and Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

[Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class A-1-A, Class A-1B, Class A-2A, Class A-2B, Class B-1, Class B-2 and Class B-3 Certificates and $100,000 and integral dollar multiples of $1,000 in excess thereof, in the case of the Class X-1, Class X-2, Class B-4, Class B-5 and Class B-6 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination.  [Applicable to Book-Entry Certificates only; delete for Physical Certificates.]

[The Class [A-R][Y][C] are each issuable as a single certificate in physical form only in a Percentage Interest of 100%.]  [Applicable to Class A-R, Class Y and Class C Certificates only.]

[The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.]  [Applicable to Physical Certificates only; delete for Book-Entry Certificates.]

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer and the Certificate Registrar and any agent of the Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer and the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer and the Certificate Registrar or any agent of any of them shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans immediately after such date is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance, the Class C Certificateholder (unless the Class C Certificateholder is an affiliate of the Depositor) may, subject to certain conditions set forth in the Pooling and Servicing Agreement, direct the Servicer to (i) purchase all of the Mortgage Loans and the other property of the trust when the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 10% of the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the Cut-Off Date and (ii) terminate the Trust

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________.

Dated: _____________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________________________________________________________________________________________________________________for the account of_______________________________________________________________,

account number ________________________, or, if mailed by check, to ___________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

_____________________________________________________________________________.

This information is provided by _____________________________________________,

the assignee named above, or _____________________________________________________,

as its agent.

EXHIBIT F

REQUEST FOR RELEASE

Date

[Addressed to Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as [Trustee] [Custodian, on behalf of the Trustee] under a certain Pooling and Servicing Agreement dated as of October 1, 2004 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator (the “Pooling and Servicing Agreement”), the undersigned Servicer hereby requests a release of the Mortgage File held by you as [Trustee] [Custodian, on behalf of the Trustee] with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The Servicer hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling and Servicing Agreement.)

4.

Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us without obligation to return to you).

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

_____________________________________

[Name of Servicer]

By:__________________________________

Name:

Title: Servicing Officer

EXHIBIT G-1

FORM OF RECEIPT OF MORTGAGE NOTE

RECEIPT OF MORTGAGE NOTE

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Re:

DSLA Mortgage Loan Trust 2004-AR1

Mortgage Pass-Through Certificates, Series 2004-AR2

Ladies and Gentlemen:

Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of October 1, 2004, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, we hereby acknowledge receipt of an original Mortgage Note with respect to each Mortgage Loan listed on Exhibit 1, with any exceptions thereto listed on Exhibit 2.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

Dated:

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

[On file with McKee Nelson LLP]

EXHIBIT 2

EXCEPTIONS REPORT

[On file with McKee Nelson LLP]

EXHIBIT G-2

FORM OF INTERIM CERTIFICATION OF TRUSTEE

INTERIM CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

DSLA Mortgage Loan Trust 2004-AR2

Mortgage Pass-Through Certificates, Series 2004-AR2

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of October 1, 2004 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule):

(i)

all documents required to be delivered to the Trustee (or to the Custodian, on behalf of the Trustee) pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

(ii)

such documents have been reviewed by the Trustee and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and

(iii)

based on the Trustee’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii) and (iii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

EXHIBIT G-3

FORM OF FINAL CERTIFICATION OF TRUSTEE

FINAL CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

DSLA Mortgage Loan Trust 2004-AR2

Mortgage Pass-Through Certificates, Series 2004-AR2

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of October 1, 2004 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached schedule) it has received all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii) and (iii) of the definition of “Mortgage Loan Schedule” in the Pooling and Servicing Agreement accurately reflects the information set forth in each Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

EXHIBIT H

FORM OF LOST NOTE AFFIDAVIT

Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:  Deponent is ______________________ of Greenwich Capital Financial Products, Inc. (the “Seller”) and who has personal knowledge of the facts set out in this affidavit.

On _______________, 200__, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made.  The Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

The Seller executes this Affidavit for the purpose of inducing Deutsche Bank National Trust Company, as trustee on behalf of DSLA Mortgage Loan Trust 2004-AR2, DSLA Mortgage Pass-Through Certificates, Series 2004-AR2, to accept the transfer of the above-described mortgage loan from the Seller.

The Seller agrees to indemnify Deutsche Bank National Trust Company and Greenwich Capital Acceptance, Inc. and hold each of them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By:  __________________________________

        __________________________________

STATE OF	)
	)	Ss:
COUNTY OF	)

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

_______________________________

_______________________________

My commission expires _______________.

EXHIBIT I-1

FORM OF ERISA REPRESENTATION

(CLASS A-R)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Avenue and Marquette
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2004-AR2

Re:  DSLA Mortgage Loan Trust 2004-AR2,
DSLA Mortgage Pass-Through Certificates, Series
2004-AR2, Class A-R

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which she makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”) nor a person acting for, or on behalf of, any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of October 1, 2004 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT I-2

FORM OF ERISA REPRESENTATION

(CLASS B-4) (CLASS B-5) (CLASS B-6)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Avenue and Marquette
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2004-AR2

Re:  DSLA Mortgage Loan Trust 2004-AR2
DSLA Mortgage Pass-Through Certificates,
Series 2004-AR2, Class [B-4], [B-5], [B-6]

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which s/he makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”) nor a person acting for, or on behalf of, any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of October 1, 2004 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT J-1

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Avenue and Marquette
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2004-AR2

Re:

DSLA Mortgage Loan Trust 2004-AR2
DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either:  (i) we are not an employee benefit plan or other retirement arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”), nor are we acting  for, or on behalf, of any such Plan; (ii) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Certificate Registrar, the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of October 1, 2004 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee or to any liability, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:

  Authorized Officer

EXHIBIT J-2

FORM OF RULE 144A INVESTMENT LETTER

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Avenue and Marquette
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2004-AR2

Re:

DSLA Mortgage Loan Trust 2004-AR2
DSLA Mortgage Pass-Through Certificates, Series 2004-AR2

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) either:  (i) we are not an employee benefit plan or other retirement arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”), nor are we acting  for, or on behalf, of any such Plan; (ii) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Certificate Registrar, the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of October 1, 2004 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee or to any liability, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:

  Authorized Officer

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

i.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

ii.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $            1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

_______________________________

1

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

iii.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

iv.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

v.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

vi.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By:

   Name:

   Title:

Date:

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $             in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $          in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:

   Name:

   Title:

IF AN ADVISER:

Print Name of Buyer

Date:

EXHIBIT K

FORM OF TRANSFEROR CERTIFICATE

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Avenue and Marquette
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2004-AR2

Re:

DSLA Mortgage Loan Trust 2004-AR2
DSLA Mortgage Pass-Through Certificates, Series 2004-AR2, Class A-R

Ladies and Gentlemen:

In connection with our proposed transfer of an Ownership Interest in the Class A-R Certificate, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

Very truly yours,

[_____________________]

By:  ______________________________

EXHIBIT L

TRANSFER AFFIDAVIT FOR CLASS A-R CERTIFICATE

PURSUANT TO SECTION 6.02(e)

DSLA MORTGAGE LOAN TRUST 2004-AR2

DSLA MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-AR2, CLASS A-R

STATE OF	)
	)	ss:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________________, the proposed Transferee of a 100% Ownership Interest in the Class A-R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”) dated as of October 1, 2004, relating to the above-referenced Certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee.  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest for its own account and not in a capacity as trustee, nominee or agent for another party.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.  The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4.

The Transferee has been advised of, and understands that a tax may be imposed on a “pass-through entity” holding the Certificate if, at any time during the taxable year of the pass-through entity, a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(e) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit K to the Agreement (a “Transferor Certificate”).

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is             .

9.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of the REMIC provisions and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this       day of                   , 20  .

[NAME OF TRANSFEREE]

By:

   Name:

   Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named              ______, known or proved to me to be the same person who executed the foregoing instrument and to be the                      of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this       day of          , 20  .

NOTARY PUBLIC

My Commission expires the      day of                 , 20  .

EXHIBIT M

SERVICING AGREEMENT

(On file with McKee Nelson LLP)

EXHIBIT N

[RESERVED]

EXHIBIT O

[RESERVED]

EXHIBIT P

RESERVED

EXHIBIT Q

CLASS A-1B AND CLASS A-2B CERTIFICATE INSURANCE POLICY

[On File With McKee Nelson LLP]

SCHEDULE I

MORTGAGE LOAN SCHEDULE

SCHEDULE II

YIELD MAINTENANCE PAYMENTS

Class A-1B Certificates

Distribution Date	Yield Maintenance Notional Balance	Strike Rate
November 2004	N/A	N/A
December 2004	$48,226,521	9.25712%
January 2005	47,485,743	8.97808
February 2005	46,756,486	9.00045
March 2005	46,038,560	9.99981
April 2005	45,331,775	9.04397
May 2005	44,635,947	9.37064
June 2005	43,950,893	9.08591
July 2005	43,276,434	9.41318
August 2005	42,612,372	9.12633
September 2005	41,958,477	9.14599
October 2005	41,310,900	9.47412
November 2005	40,665,441	9.18409
December 2005	40,027,064	9.51264
January 2006	39,398,677	9.22070
February 2006	38,780,114	9.23852
March 2006	38,156,354	10.25806
April 2006	37,542,506	9.27251
May 2006	36,877,323	9.60062
June 2006	36,223,437	9.30265
July 2006	35,580,649	9.63129
August 2006	34,948,744	9.32998
September 2006	34,321,400	9.34220
October 2006	33,701,428	9.66931
November 2006	33,076,920	9.36561
December 2006	32,459,538	9.69271
January 2007	31,841,426	9.38761
February 2007	31,229,533	9.39818
March 2007	30,588,838	10.42658
April 2007	29,955,863	9.41738
May 2007	29,334,555	9.74426
June 2007	28,724,702	9.43586
July 2007	28,126,091	9.76302
August 2007	27,538,500	9.45368
September 2007	26,945,860	9.46235
October 2007	26,364,309	9.78989
November 2007	25,793,471	9.47923
December 2007	25,233,333	9.80505
January 2008	24,683,699	9.49172
February 2008	24,144,372	9.49779
March 2008	23,615,163	10.16607
April 2008	23,095,884	9.50959
May 2008	22,586,352	10.23787
June 2008	22,086,386	9.90440
July 2008	21,668,671	10.23790
August 2008	21,258,756	9.90443
September 2008	20,856,496	9.90444
October 2008	20,461,674	10.23794
November 2008	20,074,224	9.90447
December 2008	19,694,013	10.23797
January 2009	19,320,908	9.90450
February 2009	18,954,776	9.90451
March 2009	18,595,487	10.50000
April 2009	18,242,916	9.90454
May 2009	17,896,937	10.23804
June 2009	17,557,427	9.90457
July 2009	17,224,267	10.23807
August 2009	16,897,339	9.90460
September 2009	16,576,527	9.90461
October 2009	16,261,712	10.23812
November 2009	15,952,786	9.90464
December 2009	15,649,641	10.23815
January 2010	15,352,171	9.90467
February 2010	15,060,270	9.90469
March 2010	14,773,834	10.50000
April 2010	14,492,762	9.90472
May 2010	14,216,954	10.23823
June 2010	13,946,313	9.90475
July 2010	13,680,743	10.23826
August 2010	13,420,148	9.90478
September 2010	13,164,437	9.90480
October 2010	12,913,516	10.23831
November 2010	12,667,296	9.90483
December 2010	12,425,692	10.23834
January 2011	12,188,619	9.90487
February 2011	11,955,992	9.90488
March 2011	11,727,730	10.50000
April 2011	11,503,750	9.90492
May 2011	11,283,973	10.23843
June 2011	11,068,321	9.90495
July 2011	10,856,717	10.23847
August 2011	10,649,086	9.90499
September 2011	10,445,354	9.90501
October 2011	10,245,445	10.23853
November 2011	10,049,289	9.90504
December 2011	9,856,819	10.23856
January 2012	9,667,965	9.90508
February 2012	9,482,661	9.90510
March 2012	9,300,840	10.50000
April 2012	9,122,438	9.90514
May 2012	8,947,391	10.23866
June 2012	8,775,636	9.90518
July 2012	8,607,113	10.23870
August 2012	8,441,760	9.90522
September 2012	8,279,520	9.90524
October 2012	8,120,331	10.23877
November 2012	7,964,137	9.90528
December 2012	7,810,884	10.23881
January 2013	7,660,519	9.90532
February 2013	7,512,985	9.90534
March 2013	7,368,232	10.50000
April 2013	7,226,207	9.90538
May 2013	7,086,860	10.23892
June 2013	6,950,139	9.90542
July 2013	6,815,997	10.23896
August 2013	6,684,386	9.90547
September 2013	6,555,257	9.90549
October 2013	6,428,566	10.23903
November 2013	6,304,264	9.90554
December 2013	6,182,308	10.23908
January 2014	6,062,656	9.90558
February 2014	5,945,264	9.90560
March 2014	5,830,090	10.50000
April 2014	5,717,092	9.90565
May 2014	5,606,230	10.23920
June 2014	5,497,464	9.90570
July 2014	5,390,755	10.23925
August 2014	5,286,064	9.90575
September 2014	5,183,354	9.90577
October 2014	5,082,588	10.23932
November 2014	4,983,728	9.90582
December 2014	4,886,739	10.23937
January 2015	4,791,588	9.90587
February 2015	4,698,239	9.90590
March 2015	4,606,659	10.50000
April 2015	4,516,814	9.90595
May 2015	0	0.00000

Class A-2A Certificates

Distribution Date	Yield Maintenance Notional Balance	Strike Rate
November 2004	N/A	N/A
December 2004	$391,469,113	9.31447%
January 2005	385,505,230	9.03694
February 2005	379,633,438	9.05945
March 2005	373,852,214	10.05456
April 2005	368,160,057	9.10322
May 2005	362,555,496	9.42865
June 2005	357,037,084	9.14540
July 2005	351,603,397	9.47144
August 2005	346,252,905	9.18604
September 2005	340,983,244	9.20581
October 2005	335,764,140	9.53271
November 2005	330,565,681	9.24412
December 2005	325,422,770	9.57145
January 2006	320,359,739	9.28094
February 2006	315,375,259	9.29887
March 2006	310,290,970	10.31405
April 2006	305,267,222	9.33262
May 2006	299,923,326	9.65949
June 2006	294,605,953	9.36276
July 2006	289,378,785	9.68998
August 2006	284,240,125	9.38991
September 2006	279,113,892	9.40200
October 2006	274,048,130	9.72763
November 2006	268,930,848	9.42515
December 2006	263,849,020	9.75069
January 2007	258,720,974	9.44670
February 2007	253,651,176	9.45701
March 2007	248,460,752	10.48097
April 2007	243,365,484	9.47618
May 2007	238,275,976	9.80166
June 2007	233,279,687	9.49462
July 2007	228,375,956	9.82039
August 2007	223,560,017	9.51242
September 2007	218,754,500	9.52109
October 2007	214,035,395	9.84728
November 2007	209,404,680	9.53801
December 2007	204,860,721	9.86246
January 2008	200,401,911	9.55051
February 2008	196,026,676	9.55659
March 2008	191,733,469	10.22204
April 2008	187,520,773	9.56840
May 2008	183,387,098	10.29536
June 2008	179,330,983	9.96327
July 2008	175,942,534	10.29540
August 2008	172,617,334	9.96331
September 2008	169,353,871	9.96333
October 2008	166,151,341	10.29546
November 2008	163,008,614	9.96337
December 2008	159,924,581	10.29550
January 2009	156,898,152	9.96340
February 2009	153,928,258	9.96342
March 2009	151,013,851	10.50000
April 2009	148,153,900	9.96346
May 2009	145,347,396	10.29560
June 2009	142,593,345	9.96350
July 2009	139,890,774	10.29564
August 2009	137,238,728	9.96354
September 2009	134,636,268	9.96356
October 2009	132,082,474	10.29570
November 2009	129,576,443	9.96361
December 2009	127,117,287	10.29575
January 2010	124,704,136	9.96365
February 2010	122,336,136	9.96367
March 2010	120,012,448	10.50000
April 2010	117,732,248	9.96371
May 2010	115,494,731	10.29586
June 2010	113,299,101	9.96376
July 2010	111,144,581	10.29590
August 2010	109,030,408	9.96380
September 2010	106,955,832	9.96382
October 2010	104,920,116	10.29597
November 2010	102,922,539	9.96387
December 2010	100,962,392	10.29602
January 2011	99,038,980	9.96392
February 2011	97,151,618	9.96394
March 2011	95,299,638	10.50000
April 2011	93,482,381	9.96399
May 2011	91,699,202	10.29614
June 2011	89,949,468	9.96403
July 2011	88,232,555	10.29619
August 2011	86,547,855	9.96408
September 2011	84,894,767	9.96411
October 2011	83,272,704	10.29627
November 2011	81,681,089	9.96416
December 2011	80,119,355	10.29632
January 2012	78,586,946	9.96421
February 2012	77,083,317	9.96423
March 2012	75,607,932	10.50000
April 2012	74,160,265	9.96429
May 2012	72,739,801	10.29646
June 2012	71,346,034	9.96434
July 2012	69,978,465	10.29651
August 2012	68,636,608	9.96439
September 2012	67,319,984	9.96442
October 2012	66,028,123	10.29660
November 2012	64,760,564	9.96448
December 2012	63,516,854	10.29665
January 2013	62,296,549	9.96453
February 2013	61,099,213	9.96456
March 2013	59,924,418	10.50000
April 2013	58,771,744	9.96462
May 2013	57,640,780	10.29680
June 2013	56,531,120	9.96468
July 2013	55,442,367	10.29686
August 2013	54,374,132	9.96474
September 2013	53,326,032	9.96477
October 2013	52,297,692	10.29696
November 2013	51,288,743	9.96483
December 2013	50,298,824	10.29702
January 2014	49,327,580	9.96489
February 2014	48,374,663	9.96492
March 2014	47,439,730	10.50000
April 2014	46,522,447	9.96498
May 2014	45,622,484	10.29718
June 2014	44,739,517	9.96505
July 2014	43,873,230	10.29725
August 2014	43,023,312	9.96511
September 2014	42,189,456	9.96515
October 2014	41,371,363	10.29735
November 2014	40,568,739	9.96521
December 2014	39,781,294	10.29742
January 2015	39,008,746	9.96528
February 2015	38,250,816	9.96532
March 2015	37,507,231	10.50000
April 2015	36,777,723	9.96539
May 2015	0	0.00000

Class A-2B Certificates

Distribution Date	Yield Maintenance Notional Balance	Strike Rate
November 2004	N/A	N/A
December 2004	$97,867,278	9.21447%
January 2005	96,376,307	8.93694
February 2005	94,908,360	8.95945
March 2005	93,463,053	9.95456
April 2005	92,040,014	9.00322
May 2005	90,638,874	9.32865
June 2005	89,259,271	9.04540
July 2005	87,900,849	9.37144
August 2005	86,563,226	9.08604
September 2005	85,245,811	9.10581
October 2005	83,941,035	9.43271
November 2005	82,641,420	9.14412
December 2005	81,355,693	9.47145
January 2006	80,089,935	9.18094
February 2006	78,843,815	9.19887
March 2006	77,572,743	10.21405
April 2006	76,316,805	9.23262
May 2006	74,980,832	9.55949
June 2006	73,651,488	9.26276
July 2006	72,344,696	9.58998
August 2006	71,060,031	9.28991
September 2006	69,778,473	9.30200
October 2006	68,512,032	9.62763
November 2006	67,232,712	9.32515
December 2006	65,962,255	9.65069
January 2007	64,680,243	9.34670
February 2007	63,412,794	9.35701
March 2007	62,115,188	10.38097
April 2007	60,841,371	9.37618
May 2007	59,568,994	9.70166
June 2007	58,319,922	9.39462
July 2007	57,093,989	9.72039
August 2007	55,890,004	9.41242
September 2007	54,688,625	9.42109
October 2007	53,508,849	9.74728
November 2007	52,351,170	9.43801
December 2007	51,215,180	9.76246
January 2008	50,100,478	9.45051
February 2008	49,006,669	9.45659
March 2008	47,933,367	10.12204
April 2008	46,880,193	9.46840
May 2008	45,846,774	10.19536
June 2008	44,832,746	9.86327
July 2008	43,985,634	10.19540
August 2008	43,154,334	9.86331
September 2008	42,338,468	9.86333
October 2008	41,537,835	10.19546
November 2008	40,752,154	9.86337
December 2008	39,981,145	10.19550
January 2009	39,224,538	9.86340
February 2009	38,482,065	9.86342
March 2009	37,753,463	10.50000
April 2009	37,038,475	9.86346
May 2009	36,336,849	10.19560
June 2009	35,648,336	9.86350
July 2009	34,972,693	10.19564
August 2009	34,309,682	9.86354
September 2009	33,659,067	9.86356
October 2009	33,020,619	10.19570
November 2009	32,394,111	9.86361
December 2009	31,779,322	10.19575
January 2010	31,176,034	9.86365
February 2010	30,584,034	9.86367
March 2010	30,003,112	10.50000
April 2010	29,433,062	9.86371
May 2010	28,873,683	10.19586
June 2010	28,324,775	9.86376
July 2010	27,786,145	10.19590
August 2010	27,257,602	9.86380
September 2010	26,738,958	9.86382
October 2010	26,230,029	10.19597
November 2010	25,730,635	9.86387
December 2010	25,240,598	10.19602
January 2011	24,759,745	9.86392
February 2011	24,287,905	9.86394
March 2011	23,824,910	10.50000
April 2011	23,370,595	9.86399
May 2011	22,924,801	10.19614
June 2011	22,487,367	9.86403
July 2011	22,058,139	10.19619
August 2011	21,636,964	9.86408
September 2011	21,223,692	9.86411
October 2011	20,818,176	10.19627
November 2011	20,420,272	9.86416
December 2011	20,029,839	10.19632
January 2012	19,646,737	9.86421
February 2012	19,270,829	9.86423
March 2012	18,901,983	10.50000
April 2012	18,540,066	9.86429
May 2012	18,184,950	10.19646
June 2012	17,836,508	9.86434
July 2012	17,494,616	10.19651
August 2012	17,159,152	9.86439
September 2012	16,829,996	9.86442
October 2012	16,507,031	10.19660
November 2012	16,190,141	9.86448
December 2012	15,879,213	10.19665
January 2013	15,574,137	9.86453
February 2013	15,274,803	9.86456
March 2013	14,981,105	10.50000
April 2013	14,692,936	9.86462
May 2013	14,410,195	10.19680
June 2013	14,132,780	9.86468
July 2013	13,860,592	10.19686
August 2013	13,593,533	9.86474
September 2013	13,331,508	9.86477
October 2013	13,074,423	10.19696
November 2013	12,822,186	9.86483
December 2013	12,574,706	10.19702
January 2014	12,331,895	9.86489
February 2014	12,093,666	9.86492
March 2014	11,859,933	10.50000
April 2014	11,630,612	9.86498
May 2014	11,405,621	10.19718
June 2014	11,184,879	9.86505
July 2014	10,968,308	10.19725
August 2014	10,755,828	9.86511
September 2014	10,547,364	9.86515
October 2014	10,342,841	10.19735
November 2014	10,142,185	9.86521
December 2014	9,945,324	10.19742
January 2015	9,752,187	9.86528
February 2015	9,562,704	9.86532
March 2015	9,376,808	10.50000
April 2015	9,194,431	9.86539
May 2015	0	0.00000